SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 12th, 2003

Date of Report (Date of earliest event reported)

E.DEAL.NET, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-52040 (Commission File Number)	98-0195748 (I.R.S Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(604) 659-5005

(Registrant’s telephone number, including area code)

ITEM 1.  Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3.  Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

None.

ITEM 6.  Resignations of Registrant’s Director’s

None.

ITEM 7.  Financial Statements and Exhibits.

The following exhibit is filed herewith:

     Exhibit Number

Description

99.1

Press Release dated August 11th, 2003, issued by e.Deal.net, Inc.

ITEM 8.  Change in Fiscal Year.

None.

ITEM 9.  Regulation FD Disclosure

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On August 11th, 2003, e.Deal.net, Inc. issued a news release announcing that it has teamed up with The Eastwood Company to provide online access to automotive restoration products.. This news release, dated August 11th, 2003, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E.DEAL.NET, INC.

/s/ Terri DuMoulin

Terri DuMoulin

President

Date: August 11th, 2003

EXHIBIT 99.1

EDeal.net Teams Up with The Eastwood Company

Vancouver, BC – August 11, 2003 – eDeal.net, Inc. (Other OTC: EDAN), an online destination for consumers and automotive professionals seeking to obtain information on all makes of cars and trucks, today announced that it has teamed up with The Eastwood Company to provide online access to automotive restoration products.

“We are honored to be associated with the leading provider of automotive restoration products and offer such a vast array of useful restorative tools,” stated eDeal.net, Inc. President, Ms. Terri DuMoulin. “The Eastwood Company’s history and excellent range of products will benefit our do-it –yourself market segment immensely.”

Patrice Milligan, Affiliate Manager for The Eastwood Company, adds, “We are very happy to be partnered with eDeal.net.  We’re excited to be a part of their product offering and look forward to their continued success.”

ABOUT The Eastwood Company

In business for 25 years, The Eastwood Company proudly serves the automotive restoration market with automotive tools and supplies that meet and exceed expectations.  From abrasives to finish paint and everything in between, The Eastwood Company has the equipment, supplies, and technical resources to help auto restorers make the most of their car, truck, or motorcycle.

ABOUT eDeal.net, Inc.

eDeal.net, Inc. (Other OTC: EDAN.PK) is a development stage company and through our website, http://www.edeal.net we provide a wide range of automotive information, including maintenance and safety tips, information on how to buy and sell pre-owned vehicles, notice of safety and recalls by email alerts, information on parts and service, quotes on insurance, financing sources, automotive dealers, email alerts for service reminders, new products and accessories.

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, generally weak stock market, lack of investor interest in the Company, negative publicity, economic strength of the automotive industry, changes in environmental and vehicle-related regulations, intense competition, infringement of intellectual property rights or Internet commerce regulation, any of which may cause actual results to differ materially from those described in the statements. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

For more information about The Eastwood Company, contact Bruce Passner at 610-323-2200, ext. 2501, or email bpassner@eastwoodco.com.

For additional information about eDeal.net, Inc., please visit our Web site at www.edeal.net or contact Terri DuMoulin at 604-659-5005.